FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

          September 16, 2004

Date of Report

(Date of earliest event reported)

                      UQM Technologies, Inc.

(Exact name of registrant as specified in its charter)

               1-10869

(Commission file number)

             Colorado                                 84-0579156

(State or other jurisdiction              (I.R.S. Employer

       of incorporation)                         Identification No.)

 7501 Miller Drive, Frederick, Colorado 80530

(Address of principal executive offices)

                             (303) 278-2002

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

This Current Report on Form 8-K is filed by UQM Technologies, Inc., a Colorado corporation (the "Registrant"), in connection with the matters described herein.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        The Audit Committee of the Board of Directors (the "Audit Committee") of the Registrant annually considers and recommends to the Registrant's Board of Directors the selection of the Registrant's independent auditors. As recommended by the Audit Committee, the Board of Directors on September 16, 2004 dismissed the Registrant's independent auditors, KPMG LLP ("KPMG"), and engaged Grant Thornton LLP ("Grant Thornton") as its independent auditors to audit the Registrant's financial statements for the fiscal year ending March 31, 2005.

        KPMG’s reports on the consolidated financial statements of the Registrant for the two most recent fiscal years ended March 31, 2004 and 2003, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two most recent fiscal years ended March 31, 2004 and 2003, and the subsequent interim period through the date of KPMG's dismissal, there were (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its reports on the financial statements of the Registrant, and (ii) no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

        The Registrant provided KPMG with a copy of the foregoing disclosures. Attached to this report as Exhibit 16.1, and incorporated herein by reference, is a copy of KPMG's letter to the Securities and Exchange Commission, dated September 20, 2004, stating KPMG's agreement with such statements.

        During the three most recent fiscal years ended March 31, 2004, 2003 and 2002, respectively, and the subsequent interim period through the date of Grant Thornton's engagement, neither the Registrant nor anyone on its behalf has consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and neither a written report was provided to the Registrant nor oral advice was provided to the Registrant that Grant Thornton concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304(a) of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

A letter from KPMG LLP to the Securities and Exchange Commission is attached as Exhibit 16.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 21, 2004	UQM Technologies, Inc., Registrant
/s/ Donald A. French
Donald A. French, Treasurer
(Principal Financial and Accounting Officer)

Exhibit Number	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated September 20, 2004

Exhibit 16.1

September 20, 2004

Securities and Exchange Commission

Washington, D.C. 20549

 Ladies and Gentlemen:

 We were previously principal accountants for UQM Technologies, Inc. and, under the date of May 19, 2004, we reported on the consolidated financial statements of UQM Technologies, Inc. as of and for the years ended March 31, 2004 and 2003. On September 16, 2004, our appointment as principal accountants was terminated. We have read UQM Technologies, Inc.’s statements included under Item 4.01 of its Form 8-K dated September 16, 2004, and we agree with such statements, except that we are not in a position to agree or disagree with UQM Technologies, Inc.’s statements that the change was recommended by the audit committee of the board of directors, or that neither UQM Technologies, Inc. nor anyone on its behalf has consulted Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on UQM Technologies. Inc.’s consolidated financial statements, and neither a written report was provided to UQM Technologies, Inc. nor oral advice was provided to UQM Technologies, Inc. that Grant Thornton LLP concluded was an important factor considered by UQM Technologies, Inc. in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304(a) of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

 Very truly yours,

/s/ KPMG LLP

KPMG LLP